Exhibit 10.2
EXECUTION COPY
Letter Agreement
This Letter Agreement (the “Letter Agreement”) is dated as of July 21, 2015 by and among Keysight Technologies, Inc. (the “Company”), Citibank, N.A., as Administrative Agent under the Credit Agreement (defined and described further below) (the “Administrative Agent”) and the banks listed on the signature pages hereto (the “Lenders”).
Reference is made to the Credit Agreement (as amended or modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined) dated as of September 15, 2014 among the Company, the Administrative Agent, the Lenders and the other banks from time to time party thereto. Each of the Increasing Lenders has executed an Accession Agreement (the “Accession Agreements”), dated of even date herewith, that either (a) reflects its accession to the Credit Agreement as a Lender thereunder, or (b) in the case of existing Lenders under the Credit Agreement, provides for an increase in its respective Commitment under the Credit Agreement. This Letter Agreement sets forth the Commitment of each Lender under the Credit Agreement after giving effect to the increase of the Commitments in accordance with Section 2.08(d) of the Credit Agreement, effective as of the date hereof.
Each Lender agrees and confirms by its signature below that the Commitment of such Lender under the Credit Agreement is the amount set forth opposite the name of such Lender on Schedule I hereto, and consents to allow the Company to further increase the aggregate amount of the Lenders’ Commitments by an additional US$150,000,000 after giving effect to this Letter Agreement and the Accession Agreements, such that the total amount of Commitments permitted to be added in accordance with Section 2.08(d) remains US$150,000,000 following the effectiveness of this Letter Agreement.
Except as expressly set forth herein, the Credit Agreement (giving effect to this Letter Agreement), the Notes and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
This Letter Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Letter Agreement to be duly executed and delivered as of the date first above written.

KEYSIGHT TECHNOLOGIES, INC.

By: /s/ Jason A. Kary
Name: Jason A. Kary
Title: Vice President, Treasurer & Investor Relations

CITIBANK, N.A., as Administrative Agent and a Lender

By: /s/ Susan M. Olsen
Name: Susan M. Olsen
Title: Vice President

BNP PARIBAS, as a Lender

By: /s/ Nicole Rodriguez
Name: Nicole Rodriguez
Title: Director

By: /s/ Ade Adedeji
Name: Ade Adedeji
Title: Vice President

BANK OF AMERICA, N.A., as a Lender

By: /s/ Charmaine Lobo
Name: Charmaine Lobo
Title: Vice President

BARCLAY BANK PLC, as a Lender

By: /s/ Vanessa Kurbatskiy
Name: Vanessa Kurbatskiy
Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By: /s/ Christopher Day
Name: CHRISTOPHER DAY
Title: AUTHORIZED SIGNATORY

By:../s/ Franziska Schoch
Name: FRANZISKA SCHOCH
Title: AUTHORIZED SIGNATORY

Deutsche Bank AG New York Branch, as a Lender

By: /s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

By: /s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

Wells Fargo Bank, N.A., as a Lender

By: /s/ Dhiren Desai
Name: Dhiren Desai
Title: Vice President

SCHEDULE I
Commitment Schedule

Lender	Commitment
Citibank, N.A.	$82,750,000
BNP Paribas	$82,750,000
Bank of America N.A.	$82,750,000
Barclays Bank PLC	$56,250,000
Credit Suisse AG, Cayman Islands Branch	$55,500,000
Deutsche Bank AG New York Branch	$45,000,000
Wells Fargo Bank, National Association	$45,000,000

TOTAL:	$450,000,000